EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
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            U.S. BANK NATIONAL ASSOCIATION (Exact name of Trustee as
                            specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


           800 Nicollet Mall
         Minneapolis, Minnesota                           55402
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(Address of principal executive offices)               (Zip Code)


                               Patricia O'Neill
                        U.S. Bank National Association
                            1 Penn Plaza, Suite 2700
                                 NY, NY 10119
                                 212-273-7036
           (Name, address and telephone number of agent for service)


                     (Issuer with respect to the Securities)
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    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
    incorporation or organization)



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(Address of Principal Executive Offices)               (Zip Code)




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                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

           a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Washington, D.C.

           b)   Whether it is authorized to exercise corporate trust powers.
                  Yes.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None.

Items 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

           1. A copy of the Articles of Association of the Trustee.*

           2. A copy of the certificate of authority of the Trustee to commence business.*

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

           4. A copy of the existing bylaws of the Trustee.*

           5. A copy of each Indenture referred to in Item 4. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

           7. Report of Condition of the Trustee as of December 31, 2005 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.


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                                  SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 24th of March, 2006.


                              By:   /s/ Patricia O'Neill
                                    ------------------------------
                                    Patricia O'Neill
                                    Vice President

By: /s/ Amedeo Morreale
   --------------------------
   Amedeo Morreale
   Vice President

















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                                  Exhibit 6
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                                   CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  March 24, 2006

                              By:   /s/ Richard Prokosch
                                    ------------------------------
                                    Richard Prokosch
                                    Vice President

By:   /s/ Thomas Caruth
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Thomas Caruth
Vice President



















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                                  Exhibit 7
                                  ---------

                         U.S. Bank National Association
                        Statement of Financial Condition

                                As of 12/31/2005

                                    ($000's)

                                                              12/31/2005
                                                              ----------
Assets

   Cash and Due  From Depository Institutions                 $8,000,884
   Securities                                                 39,572,460
   Federal Funds                                               3,106,359
   Loans & Lease Financing Receivables                       134,097,750
   Fixed Assets                                                1,759,753
   Intangible Assets                                          11,264,248
   Other Assets                                               11,065,956
                                                            ------------
   Total Assets                                             $208,867,410

Liabilities

   Deposits                                                 $135,603,591
   Fed Funds                                                  13,987,126
   Treasury Demand Notes                                               0
   Trading Liabilities                                           186,413
   Other Borrowed Money                                       24,865,833
   Acceptances                                                    60,785
   Subordinated Notes and Debentures                           6,606,929
   Other Liabilities                                           6,323,045
                                                            ------------
   Total Liabilities                                        $187,633,722

Equity

   Minority Interest in Subsidiaries                          $1,025,113
   Common and Preferred Stock                                     18,200
   Surplus                                                    11,804,040
   Undivided Profits                                           8,386,335
                                                            ------------
      Total Equity Capital                                   $21,233,688

Total Liabilities and Equity Capital                        $208,867,410



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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:  /s/ Richard Prokosch
     ----------------------------
     Vice President

Date:  March 24, 2006